  Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 dated as of February 5, 2018 (this “Amendment”) by and between Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”) and Wealth Map Holdings Limited, Earls Mill Limited, Bosun S. Hau and Rui Zhang (each, a “Purchaser” and together, the “Purchasers”), amends that certain Securities Purchase Agreement dated as of January 30, 2018 between the Company and the Purchasers (the “Securities Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

WHEREAS, the parties wish to amend the Securities Purchase Agreement to increase the aggregate number of shares of Common Stock to be sold and purchased as currently set forth in the Securities Purchase Agreement.

WHEREAS, the parties wish to amend the Securities Purchase Agreement to add Rui Zhang as an additional Purchaser.

WHEREAS, the Company desires to issue and sell to the Purchasers pursuant to this Agreement, and each Purchaser, severally, desires to purchase from the Company the aggregate number of shares of Common Stock as is set forth opposite its name in Exhibit A hereto;

NOW THEREFORE, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.  The first Whereas clause of the Securities Purchase Agreement shall be deleted in its entirety and replaced with the following:

WHEREAS, the Company has authorized the issuance of 1,719,324 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”);

2.   Rui Zhang, severally for himself, and not jointly with the other Purchasers, represents and warrants to the Company each of the representations and warranties set forth in Article 4 of the Securities Purchase Agreement as of the date hereof

3. To the extent any other provisions of the Securities Purchase Agreement need to be amended to properly reflect the revisions set forth above, such provisions are hereby so amended.

4. Except as modified and amended herein, all of the terms and conditions of the Securities Purchase Agreement shall remain in full force and effect.

5. This Amendment may be executed in one or more counterparts (including facsimile counterparts), each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Amendment.

6. This Amendment and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY: CELLULAR BIOMEDICINE GROUP, INC. By: /s/ Bizuo (Tony) Liu Name: Bizuo (Tony) Liu Title: Chief Executive Officer

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

WEALTH MAP HOLDINGS LIMITED, A BVI COMPANY

By: /s/ James Xiao Dong Liu

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

EARLS MILL LIMITED, A BVI COMPANY

By: /s/ James Xiao Dong Liu

Name: James Xiao Dong Liu

Title: Director

Address: c/o Unit 2006-08
20/F Harbour Centre, 25 Harbour Road
Wan Chai, Hong Kong

Email: jamesliu@sailing-capital.com

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

/s/ Bosun S. Hau
Bosun S. Hau

[Signature Page to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

/s/ Rui Zhang__________________
Rui Zhang

[Signature Page to Common Stock Purchase Agreement]

EXHIBIT A
PURCHASERS

Purchaser Name and Address	Purchase Price per Share	Aggregate Number of Shares of Common Stock to be Purchased	Aggregate Purchase Price

Wealth Map Holdings Limited, a BVI Company c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: jamesliu@sailing-capital.com	$17.80	1,404,494	$24,999,993.20

Earls Mill Limited, a BVI Company c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: jamesliu@sailing-capital.com	$17.80	308,426	$5,489,982.80

Bosun S. Hau c/o Unit 2006-08 20/F Harbour Centre, 25 Harbour Road Wan Chai, Hong Kong Email: bosunhau@sailing-capital.com	$17.80	1,404	$24,991.20

Rui Zhang1002 Tower One, #171Lane 1038 Huashan Road, Shanghai, China Email: rzhanghk@hotmail.com	$17.80	5,000	$89,000

TOTAL:		1,719,324	$30,603,967.20